Exhibit 10.4

EXECUTION COPY

AMENDMENT NO. 1 TO
PURCHASE AND SALE AGREEMENT

THIS AMENDMENT NO. 1 TO PURCHASE AND SALE AGREEMENT (“Amendment”) is made as of the 20th day of December, 2007, between The Lexington Master Limited Partnership, a Delaware limited partnership (“LMLP”), and Net Lease Strategic Assets Fund L.P., a Delaware limited partnership (the “Partnership”).

RECITALS

A.            LMLP and the Partnership have previously entered into a certain Purchase and Sale Agreement, dated as of August 10, 2007 (the “Agreement”), having as the subject matter the sale of property or properties and direct or indirect interests in owners of property or properties as set forth on Schedule 1 of the Agreement.

B.            Except as expressly provided herein, all capitalized terms shall have the same meanings as set forth in the Agreement.

B.            LMLP and the Partnership desire to modify and amend the Agreement pursuant to Section 6.3 of the Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained in the Agreement and this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.1  Section 1. From and after January 1, 2008, the definition of “Tenant Estoppels” set forth in Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Tenant Estoppels”  means estoppel certificates dated within 30 days of a Closing with respect to the Property to which it relates from tenants of a Property or Properties, substantially in the form of Exhibit B attached hereto or in such other form as may be attached to the applicable Lease.

1.2 Section 2.  Section 2 of the Agreement is hereby amended by adding Section 2.17 as follows:

2.17  With respect to the Tenant Estoppels identified on Schedule 2.17 attached hereto that were executed before the date hereof (the “Existing Tenant Estoppels”): (i) all payments of rent required to be paid by the Tenant under each Lease as of December 1, 2007 has been paid, (ii) as of December 14, 2007, the information contained in each of the Existing Tenant Estoppels is true, correct and complete in all material respects and (iii) to LMLP’s knowledge, at the date hereof the information contained in each of the Existing Tenant Estoppels is true, correct and complete in all material respects.  Notwithstanding anything herein or in the Partnership Agreement to the contrary, this Section 2.17 shall become null and void with respect to a Lease and a Tenant Estoppel when a Tenant Estoppel dated after the date hereof covering the applicable items in (i), (ii) and (iii) of the immediately preceding sentence is delivered by LMLP to the Partnership and Inland; provided, however, that this Section 2.17 will only become null and void with respect to a Lease if each such Tenant Estoppel dated after the date hereof is in the same form and substance and containing substantially the same information (or contains changes having no more than a de minimis effect) as its corresponding Existing Tenant Estoppel except to the extent that any such changes have been disclosed to Inland and the Partnership in writing prior to the date hereof.

1.3 Schedule 1.  Schedule 1 is hereby amended by deleting it in its entirety and replacing it with Schedule 1 hereto.

1.4 Schedule 2.  Schedule 2 is hereby amended by deleting it in its entirety and replacing it with Schedule 2 hereto.

1.5 Schedule 2.5.  Schedule 2.5 is hereby amended by deleting it in its entirety and replacing it with Schedule 2.5 hereto.

1.6 Schedule 2.8.  Schedule 2.8 is hereby amended by deleting it in its entirety and replacing it with Schedule 2.8 hereto.

1.7 Schedule 4.2.  Schedule 4.2 is hereby amended by deleting it in its entirety and replacing it with Schedule 4.2 hereto.

1.8 No Further Amendment.  Except as expressly provided for in this Amendment, the Agreement is in full force and effect and in accordance with its terms and is not further amended.

1.9 Counterparts.  This Amendment may be executed in multiple counterparts and by facsimile signatures, each of which shall be deemed to be an original, but all of which together, when fully executed shall constitute the same Amendment.

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their behalf as of the date first above written.

THE LEXINGTON MASTER LIMITED
PARTNERSHIP, a Delaware limited Partnership

By: Lex GP-1 Trust, a Delaware statutory trust, its
general partner

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

NET LEASE STRATEGIC ASSETS FUND L.P., a
Delaware limited partnership

By:          LMLP GP, a Delaware limited
partnership, its general partner

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

The undersigned LMLP Sale Affiliates, severally and solely with respect to the Sold Asset or Sold Assets set forth opposite their respective name on Schedule 1 hereto, agree to sell such Sold Asset or Sold Asset subject to and in accordance with the terms and conditions of the Agreement and this Amendment:

LSAC Operating Partnership L.P.

By: LSAC General Partner LLC

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Lexington Contributions, Inc.

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Lexington TIC OK Holdings L.P.

By: Lexington TIC OK LLC, its general partner

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Texan Christensen Limited Partnership

By: Lexington BHI Trust, its general partner

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Texan Training Limited Partnership

By: Lexington BHI Trust, its general partner

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Texan Petrolite Limited Partnership

By: Lexington BHI Trust, its general partner

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Triple Net Investment Company LLC

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Net 3 Acquisition L.P.

By: Lex GP-1 Trust, its general partner

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Lepercq Corporate Income Fund L.P.

By: Lex GP-1 Trust, its general partner

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Lexington Elizabethtown 750 Corp.

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Lexington Elizabethtown 730 Corp.

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Lexington Dry Ridge Corp.

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Lexington Hopkinsville Corp.

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Lexington Owensboro Corp.

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Lexington Acquiport Company II, LLC

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Union Hills Associates

By: Union Hills Associates II, its managing general partner

By: Lexington Realty Trust, its managing general partner

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Lexington Foxboro I LLC

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Westport View Corporate Center L.P.

By: Lexington Westport LLC, its general partner

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Lexington Realty Trust

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Lexington Realty Advisors, Inc.

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

LXP I, L.P.

By: LXP I Trust, its general partner

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

North Tampa Associates

By: Lexington Realty Trust, its managing general partner

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Lexington Texas Holdings L.P.

By; Lexington Texas Holdings Manager LLC, its general partner

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

Lepercq Corporate Income Fund II L.P.

By: Lex GP-1 Trust, its general partner

By:     /s/ Brendan P. Mullinix
Name: Brendan P. Mullinix
Title:  Executive Vice President

SCHEDULE 1

Property
Type	Primary Tenant	Address	Net Prorations and Adjustments (See Attached)	Purchase Price	Loans	Sold Assets	Owner	GP/Manager Entity	LMLP Sale Affiliate
Fee interest	American Golf Corporation	11411 N. Kelly Avenue, Oklahoma City, Oklahoma			--	100% membership interest in LSAC Oklahoma City Manager LLC and 100 limited partnership interest in LSAC Oklahoma L.P.	LSAC Oklahoma City L.P.	LSAC Oklahoma Manager LLC	LSAC Operating Partnership L.P.
Leasehold interest	ASML Lithography Holding NV	8555 South River Parkway, Tempe, Arizona			$13,415,219.10	100% membership interest in Lexington Tempe Manager LLC and 100% limited partnership interest in Lexington Tempe L.P.	Lexington Tempe L.P.	Lexington Tempe Manager LLC	Lexington Contributions, Inc.
40% tenancy- in-common interest	AT&T Wireless Services, Inc.	3201 Quail Springs Parkway, Oklahoma City, Oklahoma			$14,748,872.00	100% membership interest in Lexington Oklahoma City Manager LLC	Lexington Oklahoma City L.P.	Lexington Oklahoma City Manager LLC	Lexington TIC OK Holdings L.P.

				and 100% limited partnership interest in Lexington Oklahoma City L.P.
Fee interest	Baker Hughes, Inc.	9110 Grogans Mill Road, Houston, Texas	$23,650,170.60	100% membership interest in NLSAF BHI GP LLC (after conversion of Lexington BHI Trust) and 99.5% limited partnership interest in Texan Christensen Limited Partnership	Texan Christensen Limited Partnership	LLC (after conversion of Lexington BHI Trust)	Lexington Realty Trust
Fee interest	Baker Hughes, Inc.	2529 West Thorne Drive, Houston, Texas	$7,217,561.16	100% membership interest in NLSAF BHI GP LLC (after conversion of Lexington BHI Trust) and 99.5% limited partnership interest in Texan Training Limited Partnership	Texan Training Limited Partnership	LLC (after conversion of Lexington BHI Trust)	Lexington Realty Trust
Fee interest	Baker Hughes, Inc.	12645 West Airport Road, Sugarland, Texas	$16,371,694.47	100% membership interest in NLSAF BHI GP LLC (after conversion of	Texan Petrolite Limited Partnership	LLC (after conversion of Lexington BHI Trust)	Lexington Realty Trust

				Lexington BHI Trust) and 99.5% limited partnership interest in Texan Petrolite Limited Partnership
Fee interest	Bay Valley Foods, LLC	2935 Van Vactor Way, Plymouth, Indiana	$6,609,133.18	100% membership interest in LSAC Plymouth Manager LLC and 100% limited partnership interest in LSAC Plymouth L.P.	LSAC Plymouth L.P.	LSAC Plymouth Manager LLC	LSAC Operating Partnership L.P.
Fee interest	CAE Simuflite, Inc. (CAE Inc.)	29 South Jefferson Road, Hanover, New Jersey	$16,719,188.84	100% membership interest in LSAC Morris County Manager LLC and 100% limited partnership interest in LSAC Morris County L.P.	LSAC Morris County L.P.	LSAC Morris County L.P.	LSAC Operating Partnership L.P.
Fee interest	Corning, Inc.	736 Addison Road, Erwin, New York	$9,357,883.09	100% membership interest in Lexington TNI Erwin Manager LLC and 100% limited partnership interest in Lexington TNI Erwin L.P.	Lexington TNI Erwin L.P.	Lexington TNI Erwin Manager LLC	Triple Net Investment Company LLC

Fee interest	Cox Communications, Inc.	1440 East 15th Street, Tucson, Arizona	$2,275,658.74	100% membership interest in Net 2 Cox LLC	Net 2 Cox LLC		Net 3 Acquisition L.P.
Fee interest	Dana Corporation	6938 Elm Valley Drive, Kalamazoo, Michigan	$17,340,367.78	100% membership interest in Lexington Kalamazoo Manager LLC and 100% limited partnership interest in Lexington Kalamazoo L.P.	Lexington Kalamazoo L.P.	Lexington Kalamazoo Manager LLC	Lepercq Corporate Income Fund L.P.
Leasehold interest	Dana Corporation	730 North Black Branch Road, Elizabethtown, Kentucky	$4,694,433.14	100% interest NLSAF Elizabethtown 730 Mezz LLC (after conversion of Lexington Elizabethtown 730 Corp.)	NLSAF Elizabethtown 730 LLC (after conversion of Lexington Elizabethtown 730 Corp.)		Lexington Realty Trust
Leasehold interest	Dana Corporation	750 North Black Branch Road, Elizabethtown, Kentucky	$24,923,414.82	100% interest NLSAF Elizabethtown 750 Mezz LLC (after conversion of Lexington Elizabethtown 750 Corp.)	NLSAF Elizabethtown 750 LLC (after conversion of Lexington Elizabethtown 750 Corp.)		Lexington Realty Trust
Leasehold interest	Dana Corporation	10000 Business Boulevard, Dry Ridge, Kentucky	$11,805,918.47	100% interest NLSAF Dry Ridge Mezz LLC (after conversion of Lexington Dry Ridge	NLSAF Dry Ridge LLC (after conversion of Lexington Dry Ridge Corp.)		Lexington Realty Trust

				Corp.)
Fee interest	Dana Corporation	301 Bill Byran Boulevard, Hopkinsville, Kentucky	$14,603,212.19	100% interest NLSAF Hopkinsville Mezz LLC (after conversion of Lexington Hopkinsville Corp.)	NLSAF Hopkinsville LLC (after conversion of Lexington Hopkinsville Corp.)		Lexington Realty Trust
Leasehold interest	Dana Corporation	4010 Airpark Drive, Owensboro, Kentucky	$10,558,679.56	100% interest NLSAF Owensboro Mezz LLC (after conversion of Lexington Owensboro Corp.)	NLSAF Owensboro LLC (after conversion of Lexington Owensboro Corp.)		Lexington Realty Trust
Fee interest	Georgia Power Company	2500 Patrick Henry Parkway, McDonough, Georgia	$12,675,000.00	100% membership interest in Acquiport McDonough Manager LLC and 99.5% limited partnership interest in Acquiport McDonough L.P.	Acquiport McDonough L.P.	Acquiport McDonough Manager LLC	Lexington Acquiport Company II, LLC
Fee interest (excluding the Released Parcel)	Honeywell, Inc.	19019 N. 59th Avenue, Glendale, Arizona	$14,149,680.39	100% interest in Lexington Manager Glendale LLC	Lexington Glendale LLC	Lexington Glendale Manager LLC	Union Hills Associates
Fee interest	(i)Structure, LLC (Infocrossing, Inc.)	11707 Miracle Hills Drive, Omaha, Nebraska	$8,850,197.37	100% membership interest in LSAC Omaha Manager	LSAC Omaha L.P.	LSAC Omaha Manager LLC	LSAC Operating Partnership L.P.

				LLC and 100% limited partnership interest in LSAC Omaha L.P.
Leasehold interest	(i)Structure, LLC (Infocrossing, Inc.)	2005 East Technology Circle, Tempe, Arizona	$8,358,519.58	100% membership interest in LSAC Tempe Manager LLC and 100% limited partnership interest in LSAC Tempe L.P.	LSAC Tempe L.P.	LSAC Tempe Manager LLC	LSAC Operating Partnership L.P.
Fee interest	Ivensys Systems, Inc. (Siebe, Inc.)	70 Mechanic Street, Foxboro, Massachusetts	$14,090,991.79	100% membership interest in Lexington Foxboro I LLC	Lexington Foxboro I LLC		Lepercq Corporate Income Fund L.P.
Fee interest	Kelsey-Seybold Clinic (St. Lukes Episcopal Health System)	11555 University Boulevard, Houston, Texas	$9,788,652.45	100% membership interest in Lexington Sugarland Manager LLC and 100% limited partnership interest in Lexington Sugarland L.P.	Lexington Sugarland L.P.	Lexington Sugarland Manager LLC	Westport View Corporate Center L.P.
Fee interest (currently under contract)	Litton Loan Servicing L.P. (Credit-Based Asset Servicing and Securitization LLC)	3500 North Loop Court, McDonough, Georgia	--	100% membership interest in NLSAF McDonough Manager LLC and 100% limited partnership	NLSAF McDonough L.P.	NLSAF McDonough Manager LLC	Lexington Realty Trust

				interest in NLSAF McDonough L.P.
Fee interest	Montgomery County Management, LLC	17191 St. Lukes Way, Woodlands, Texas	$7,500,000.00	100% membership interest in LSAC Woodlands Manager LLC and 99.5% limited partnership interest in LSAC Woodlands L.P.	LSAC Woodlands L.P.	LSAC Woodlands L.P.	LSAC Operating Partnership L.P.
Fee interest	Nextel of Texas	1600 Eberhardt Road, Temple, Texas	$8,799,283.19	100% membership interest in Lexington Temple Manager Trust and 99% limited partnership interest in Lexington Temple L.P.	Lexington Temple L.P.	Lexington Temple Manager Trust (which will be converted to Lexington Temple Manager, LLC thereafter)	Lexington Realty Trust
Fee interest	Nextel West Corporation	6455 State Highway 303 N.E., Bremerton, Washington	$6,503,818.18	100% membership interest in Lexington Bremerton Manager LLC	Lexington Bremerton LLC	Lexington Bremerton Manager LLC	Lexington Realty Trust
Fee interest	Northrop Grumman Systems Corp.	3943 Denny Avenue, Pascagoula, Mississippi	--	100% membership interest in LSAC Pascagoula Manager LLC and 100% limited partnership interest in LSAC	LSAC Pascagoula L.P.	LSAC Pascagoula Manager LLC	LSAC Operating Partnership L.P.

				Pascagoula L.P.
Fee interest	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	133 First Park Drive, Oakland, Maine	$10,270,681.91	100% membership interest in Acquiport Oakland Manager LLC and 100% limited partnership interest in Acquiport Oakland L.P.	Acquiport Oakland L.P.	Acquiport Oakland Manager LLC	Lexington Acquiport Company II, LLC
Fee interest	Owens Corning	1901 49th Avenue, Minneapolis, Minnesota	--	100% membership interest in Lexington Minneapolis L.L.C.	Lexington Minneapolis L.L.C.		Lepercq Corporate Income Fund L.P.
Fee interest	Parkway Chevrolet, Inc.	25500 SH 249, Tomball, Texas	$9,344,673.76	100% membership interest in LSAC Tomball Manager LLC and 100% limited partnership interest in LSAC Tomball L.P.	LSAC Tomball L.P.	LSAC Tomball Manager LLC	LSAC Operating Partnership L.P.
Fee interest	Seimens Dematic Postal Automation	1404-1501 Nolan Ryan Parkway, Arlington, Texas	$21,010,306.55	100% membership interest in Lexington Arlington Manager LLC and 99.5% limited partnership interest in Lexington	Lexington Arlington L.P.	Lexington Arlington Manager LLC	Lexington Acquiport Company II, LLC

				Arlington L.P.
Fee interest	Silver Spring Gardens, Inc. (Huntsinger Farms, Inc.)	2424 Alpine Road, Eau Claire, Wisconsin	--	100% membership interest in LSAC Eau Claire Manager LLC and 100% limited partnership interest in LSAC Eau Claire L.P.	LSAC Eau Claire L.P.	LSAC Eau Claire Manager LLC	LSAC Operating Partnership L.P.
Fee interest	SKF USA Inc.	324 Industrial Park Road, Franklin, North Carolina	$1,508,477.25	Fee interest	Lexington Realty Trust		Lexington Realty Trust
Fee interest	Sygma Network, Inc. (Sysco Corporation)	3600 Southgate Drive, Danville, Illinois	$6,217,205.68	100% membership interest in Lexington Danville LLC	Lexington Danville LLC		Lexington Realty Advisors, Inc.
Fee interest	Tenneco Automotive Operation Company (Tenneco Automotive Inc.)	904 Industrial Road, Marshall, Michigan	--	Fee interest	LXP I, L.P.		LXP I, L.P.
Fee interest	Time Customer Service, Inc. (Time, Inc.)	10419 North 30th Street, Tampa, Florida	$7,978,117.35	Fee interest	North Tampa Associates		North Tampa Associates
Fee interest	TRW, Inc. (Experian Information Solutions, Inc.)	601 & 701 Experian Parkway, Allen, Texas	$30,582,338.00	100% membership interest in Lexington Allen Manager LLC and 100% limited partnership interest in Lexington Allen	Lexington Allen L.P.	Lexington Allen Manager LLC	Lexington Texas Holdings L.P.

				L.P.
Fee interest	Voicestream PCS I (T-Mobile USA, Inc.)	2999 S.W. 6th Street, Redmond, Oregon	$9,654,317.77	100% membership interest in Lexington Redmond Manager LLC	Lexington Redmond LLC	Lexington Redmond Manager LLC	Lepercq Corporate Income Fund II L.P.
Fee interest	Voicestream PCS II (T-Mobile USA, Inc.)	9601 Renner Boulevard, Lenexa, Kansas	$10,141,927.70	100% membership interest in Acquiport Lenexa Manager LLC	Acquiport Lenexa LLC	Acquiport Lenexa Manager LLC	Lexington Acquiport Company II, LLC

SCHEDULE 2

Lease, dated as of September 27, 2000, between Texan Christensen Limited Partnership and Baker Hughes Incorporated, as amended

Lease, dated as of September 27, 2000, between Texan Training Limited Partnership and Baker Hughes Incorporated, as amended

Lease Agreement, dated June 30, 2005, between Lexington Hopkinsville Corp. and Dana Corporation, as amended

Lease Agreement, dated June 30, 2005, between Lexington Owensboro Corp. and Dana Corporation, as amended

Lease Agreement, dated June 30, 2005, between Lexington Dry Ridge Corp. and Dana Corporation, as amended

Lease Agreement, dated June 30, 2005, between Lexington 750 Elizabethtown Corp. and Dana Corporation, as amended

Lease Agreement, dated June 30, 2005, between Lexington 730 Elizabethtown Corp. and Dana Corporation, as amended

Lease Agreement, date d as of March 14, 2003, between LSAC Plymouth L.P. (as successor to Van Vactor LLC by assignment and Bay Valley Foods, LLC (as successor by assignment to Dean Specialty Foods Group, LLC by assignment), as amended and assigned

Honeywell Lease

Lease Agreement, dated November 30, 2005, between LSAC Omaha L.P. and (i)Structure, LLC, as amended

Lease Agreement, dated December 29, 2005, between LSAC Tempe L.P. and (i)Structure, LLC, as amended

Nextel Communications Standard Office Lease Agreement, dated January 30, 2001, between Nextel West Corp. and Lexington Bremerton LLC (as successor to NBS Bremerton, L.L.C. by assignment), as amended and assigned

Office Lease Agreement, dated as of July 13, 2004, between Lexington Sugarland L.P. (as successor to TDC KS, L.P. by assignment) and KS Management Services, LP, as amended and assigned

Lease Agreement, dated as of March 30, 2004, between Acquiport Lenexa LLC (as successor to HP Kansas City, LLC by assignment) and Voicestream PCS II Corporation, as amended and assigned

Lease Agreement, dated as of December 27, 2004, between Acquiport Oakland L.P. (as successor to HP Maine, LLC by assignment) and Omnipoint Holdings, Inc., as amended and assigned

Lease Agreement, dated as of August 5, 2007, between Lexington Redmond LLC (as successor to HP Redmond, LLC by assignment) and Voicestream PCS I LLC, as amended and assigned

Lease Agreement, dated September 28, 1990, between Net 2 Cox (as successor to Net 2 L.P. by assignment) and CoxCom, Inc. (as successor to Robin Cable Systems of Tucson by assignment), as amended and assigned

Lease Agreement, dated as of October 26, 2001, between Lexington Kalamazoo L.P. (as successor to Danacq Kalamazoo LLC by assignment) and Dana Corporation, as amended and assigned

Nextel Communications Standard Office Lease Agreement, dated as of  , between Nextel of Texas Inc. and Lexington Temple L.P. (as successor to NBS Temple, L.L.C. by assignment), as amended and assigned

SCHEDULE 2.5

ORGANIZATIONAL CHART

[omitted from the filing]

SCHEDULE 2.8

RENT ROLL

[omitted from the filing]

SCHEDULE 2.17

TENANT ESTOPPELS

AT&T
Bay Valley Foods
Corning
Huntsinger
Northrop Grumman
Parkway Chevrolet
Montgomery County Mgnt/Sadler
American Golf / Silverhorn
Georgia Power
T-Mobile-Lenexa
Litton Loan / CBASS
T-Mobile-Oakland
Owens Corning-Minneapolis
Nextel-Bremerton
Nextel-Temple
T-Mobile-Redmond
Cox
SKF
ASML
Baker Hughes-Petrolite (Airport)
Baker Hughes-Christensen (Grogans)
Baker Hughes-Training (W.Thorne)
CAE
Dana - Kalamazoo
Dana-730
Dana-750
Dana-Dry Ridge
Dana-Hopkinsville
Dana-Owensboro
Experian
Honeywell
Infocrossing-Omaha
Infocrossing-Tempe
Invensys
Seimens
St. Lukes/Kelsey Seybold
Sygma
Tenneco
Time

SCHEDULE 4.2

PERMITTED EXCEPTIONS

[omitted from the filing]